UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CEPHEID
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

CEPHEID

904 Caribbean Drive

Sunnyvale, California 94089

SUPPLEMENT TO PROXY STATEMENT

This Supplement provides updated information for Cepheid’s proxy statement, filed with the Securities and Exchange Commission on March 15, 2012 (the “Proxy Statement”), which was previously provided, or made available, to Cepheid’s shareholders. Other than the change described below, there are no other revisions to the Proxy Statement.

On April 10, 2012, Cepheid filed with the Securities and Exchange Commission a Current Report on Form 8-K providing additional information regarding its equity awards outstanding as of February 24, 2012, the record date for its 2012 Annual Meeting of Shareholders. The Current Report is attached hereto as Exhibit A.

Exhibit A

Form 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 10, 2012

Date of Report (Date of earliest event reported)

CEPHEID

(Exact name of Registrant as specified in its charter)

California	000-30755	77-0441625
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

904 Caribbean Drive, Sunnyvale, CA 94089

(Address of principal executive offices) (Zip Code)

(408) 541-4191

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As of February 24, 2012, the record date for its 2012 Annual Meeting of Shareholders (the “Record Date”), Cepheid had a total of 7,279,326 shares subject to all outstanding equity awards, including 6,270,263 shares subject to outstanding equity awards under Cepheid’s 2006 Equity Incentive Plan (the “2006 EIP”). On the Record Date, there were 6,682,717 shares subject to all outstanding option awards with a weighted average exercise price of $18.66 and a weighted average remaining contractual term of 4.15 years. Also on the Record Date, there were 596,609 shares subject to all outstanding full-value equity awards that had not yet vested.

Additionally, as of the Record Date, there were 169,670 shares authorized under the 2006 EIP but not subject to outstanding awards.

Details regarding the 2006 EIP are included in Cepheid’s proxy statement, filed with the Securities and Exchange Commission on March 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID

Date: April 10, 2012	By:	/s/ Andrew D. Miller
	Name:	Andrew D. Miller
	Title:	Executive Vice President,
Chief Financial Officer